EXHIBIT 10.6

THIRD AMENDMENT TO
APACHE CORPORATION
CREDIT AGREEMENT
(Offshore Transaction)

	This THIRD AMENDMENT (this "Amendment") is entered into as of March 31, 1995 by and among Apache Corporation (the "Company"), The First National Bank of Chicago, as Agent (in such capacity, the "Agent") and the Lenders signatory hereto. The parties hereto agree as follows:

	WHEREAS, the Company, the Agent, and the Lenders have entered into that certain Credit Agreement dated as of July 24, 1992, as heretofore amended (as so amended, the "Agreement"); and

	WHEREAS, the parties thereto desire to amend the Agreement in certain respects more fully described hereinafter;

	NOW THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

	1.Defined Terms. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings attributed to them in the Agreement.

	2.Amendment of Agreement. The Agreement is hereby amended as follows:
Section 6.11 (Ratio of Consolidated Current Assets to Consolidated Current Liabilities) is deleted in its entirety and the following is inserted in lieu thereof:

	"6.11.			[Intentionally Omitted]"

	3.Representations and Warranties. The Company hereby confirms and reaffirms that the representations and warranties contained in Article V of the Agreement are true and correct in all material respects as of the Effective Date (as defined in Paragraph 4 of this Amendment) except for changes reflecting transactions permitted by the Agreement (including without limitations changes to the Schedules and changes contemplated under Section 6.14) or otherwise previously consented to by the Lenders, provided that such representations and warranties shall be and hereby are amended as follows: each reference therein to "this Agreement," including, without limitation, such a reference included in the term "Loan Documents," shall be deemed to be a collective reference to the Agreement, this Amendment, and the Agreement as amended by this Amendment. A Default under and as defined in the Agreement as amended by this Amendment shall be deemed to have occurred if any representation or warranty made pursuant to the preceding sentence shall be materially false as of the date on which it was made.

 	4.Effective Date. This Amendment shall become effective as of the date first written above (the "Effective Date") upon receipt by the Agent of counterparts of this Amendment duly executed by the Company, the Agent, and each of the Lenders.

 	5.Effect on Existing Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement and the other Loan Documents (a) shall remain unaltered, (b) shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and (c) are hereby ratified and confirmed in all respects. Upon the effectiveness of this Amendment, all references in the Agreement to "this Agreement" (and all indirect references such as "hereby," "herein," "hereof" and "hereunder") shall be deemed to be references to the Agreement as amended by this Amendment.

 	6.	Expenses.  The Company shall reimburse the Agent for any and all reasonable costs, internal charges and out-of-pocket expenses (including attorneys fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) paid or incurred by the Agent in connection with the preparation, review, execution and delivery of this Amendment.

	7.	Entire Agreement.  This Amendment, the Agreement as amended by this Amendment, and the other Loan Documents embody the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings among the parties hereto relating to the subject matter hereof.

	8.	Counterparts.  This Amendment may be executed in any number
of counterparts, all of which taken together shall constitute one Amendment, and any parties hereto may execute this Amendment by signing any such counterpart.

	9.	Governing Law.  This Amendment shall be construed in
accordance with the internal laws (and not the law of conflicts) of the State of Illinois, but giving effect to federal laws applicable to a national banking association located in the State of Illinois.







	IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

	APACHE CORPORATION


	By:     /s/ Clyde E. McKenzie
	Name:	Clyde E. McKenzie
	Title:	Vice President and Treasurer


	THE FIRST NATIONAL BANK OF CHICAGO,
		Individually and as Agent


	By:     /s/  Thomas E. Both
	Name:	Thomas E. Both
	Title:	Vice President


	BANK OF MONTREAL


	By:	/s/  Robert L. Roberts
	Name:	Robert L. Roberts
	Title:	Director, U.S. Corprate Banking


	CHEMICAL BANK


	By:	/s/  Ronald Potter
	Name:	Ronald Potter
	Title:	Managing Director


	NATIONSBANK OF TEXAS, N.A.


	By:	/s/  Melissa Bauman
	Name:	Melissa Bauman
	Title:	Vice President






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